Exhibit 10.25

                        LANDAMERICA FINANCIAL GROUP, INC.

                         1998 RESTRICTED STOCK AGREEMENT


         THIS  RESTRICTED  STOCK  AGREEMENT,   dated  as  of  this  ___  day  of
_______________, 1998, between LandAmerica Financial Group, Inc., a Virginia corporation ("the Company") and ____________________________________(the
"Officer"), is made pursuant and subject to the provisions of the Company's 1991 Stock Incentive Plan, as amended, which is incorporated herein by reference, and any future amendments thereto (the "Plan"), a copy of which is attached. All terms used herein that are defined in the Plan shall have the same meanings given them in the Plan.

         1. Award of Restricted Stock. Pursuant to the terms of the Plan, the Company on this date awards to the Officer, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth ______ shares of Common Stock of the Company (the "Restricted Stock").

         2. Terms and Conditions. The award of Restricted Stock hereunder is subject to the following terms and conditions:

                  (a) Restricted Period. Except as provided in paragraph 3, this award of Restricted Stock shall vest, and become nonforfeitable with the schedule set forth below:

                                                   Percent of
                        Date                       Award Vested
                        ----                       ------------

                  March 1, 1999                    25%
                  March 1, 2000                    50%
                  March 1, 2001                    75%
                  March 1, 2002                    100%

          The period from the date hereof until the shares of Restricted Stock have become 100% vested shall be referred to as the "Restricted Period."

                  (b)      Certificates    Issued.    The   stock   certificates
evidencing  the Restricted

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Stock shall be registered  on the Company's  books in the name of the Officer as of the date hereof. Upon vesting of any part of the shares of Restricted Stock prior to any event of forfeiture under paragraph 3, by virtue of expiration of a Restriction Period set forth above or under paragraph 3 of this Agreement, the Company shall cause a stock certificate, without such restricted stock legend to be issued covering the requisite number of vested shares of the Company's Common Stock, registered on the Company's books in the name of the Officer, within thirty (30) days after such vesting. Upon receipt of such stock certificate(s) without the restricted stock legend, the Officer is free to hold or dispose of such certificate, subject to (1) the general conditions and procedures provided in the Plan and this Agreement and (2) the applicable restrictions and procedures of the securities laws of the United States of America and the Commonwealth of Virginia. During each applicable Restriction Period, the shares of Restricted Stock that are not yet vested are not transferable by the Officer by means of sale, assignment, exchange, pledge, or otherwise.

                  (c) Shareholder Rights. Prior to any forfeiture of the shares of Restricted Stock and while the shares are shares of Restricted Stock, the Officer shall, subject to the restrictions of the Plan, have all rights of a shareholder with respect to the shares of Restricted Stock awarded hereunder, including the right to receive dividends, warrants and rights and vote the shares; provided, however, that (i) the Officer may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing shares of Restricted Stock, and (iii) the Officer will deliver to the Company a stock power, endorsed in blank, with respect to each award of Restricted Stock.

                  (d) Reservation of Rights. The Company reserves the right to retain physical possession and custody of each said stock certificate until such time as the shares of Restricted Stock are vested (i.e., each applicable Restriction Period expires). The Company reserves the

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

right to place a legend on each said stock certificate, restricting the transferability of such certificate and referring to the terms and conditions (including forfeiture) provided in this Agreement.

                  (e) Tax Withholding. The Company shall have the right to retain and withhold from any award of the Restricted Stock, the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such award. At its discretion, the Company may require the Officer receiving shares of Restricted Stock to reimburse the Company for any such taxes required to be withheld by the Company, and, withhold any distribution in whole or in part until the Company is so reimbursed. In lieu thereof, the Company shall have the unrestricted right to withhold, from any other cash amounts due (or to become due) from the Company to the Officer, an amount equal to such taxes required to be withheld by the Company to reimburse the Company for any such taxes (or retain and withhold a number of shares of vested Restricted Stock, having a market value not less than the amount of such taxes, and cancel in whole or in part any such shares so withheld, in order to reimburse the Company for any such taxes).

         3. Death; Disability; Retirement; Termination of Employment. The shares of Restricted Stock not yet vested shall become 100% vested and transferable in the event that the Officer dies or becomes permanently and total disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate during the Restricted Period. In the event that the Officer retires from employment with the Company during the Restricted Period, but after age 62 and after the expiration of the initial term of the Executive Employment Agreement, if any, or in any other circumstance approved by the Committee in its sole discretion, the shares of Restricted Stock shall become 100% vested and transferable. In all events other than those previously addressed in this paragraph, if the Officer ceases to be an employee of the

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Company or an Affiliate,  the Officer shall be vested only as to that percentage of shares of Restricted Stock which are vested at the time of the termination of his employment and the Officer shall forfeit the right to the shares of Restricted Stock which are not yet vested.

         4. No Right to Continued Employment. This Agreement does not confer upon the Officer any right with respect to continuance of employment by the Company or an Affiliate, nor shall it interfere in any way with the right of the Company or an Affiliate to terminate his or her employment at any time.

         5. Investment Representation. The Officer agrees that unless such shares previously have been registered under the Securities Act of 1933 (i) the shares of Restricted Stock awarded to him or her hereunder will be acquired for investment and not with a view to distribution or resale and (ii) until such registration, certificates representing such shares may bear an appropriate legend to assure compliance with such Act. This investment representation shall terminate when such shares have been registered under the Securities Act of 1933.

         6. Change of Control or Capital Structure. Subject to any required action by the shareholders of the Company, the number of shares of Restricted Stock covered by this award shall be proportionately adjusted and the terms of the restrictions on such shares shall be adjusted as the Committee shall determine to be equitably required for any increase or decrease in the number of issued and outstanding shares of Common Stock of the Company resulting from any stock dividend (but only on the Common Stock), stock split, subdivision, combination, reclassification, recapitalization or general issuance to the holders of Common Stock of rights to purchase Common Stock at substantially below its then fair market value or any change in the number of such shares or services by the Company or for any spin-off, spin-out, split-up, split-off or other distribution of assets to shareholders.

         In the event of a Change of Control, the provisions of Section 13.03 of the Plan shall apply to this award of Restricted Stock. In the event of a change in the Common Stock of the Company

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as presently constituted,  which is limited to a change in all of its authorized shares without par value into the same number of shares with par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

         The award of Restricted Stock pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         7. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia, except to the extent that federal law shall be deemed to apply.

         8. Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the date hereof and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan shall mean the Plan as in effect on the date hereof.

         9. Officer Bound by Plan. The Officer hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof.

         10. Binding Effect. Subject to the limitations stated herein and in the Plan, this Agreement shall be binding upon and inure to the benefit of the legatees, distributees, and personal representatives of the Officer and the successors of the Company.

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   IN WITNESS  WHEREOF,  the Company has caused this Agreement to be signed by a duly authorized officer, and the Officer has affixed his or her signature hereto.

LANDAMERICA FINANCIAL GROUP, INC.           OFFICER


By:    ________________________________     ______________________________
Title: ________________________________     Name


                                            ______________________________
                                            Signature


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Award Recipients                           Shares of Restricted Stock
----------------                           --------------------------
Foster                                               9,000
Wender                                               7,000
Alpert                                               5,000
Tischler                                             4,000
Evans                                                4,000
Carter                                               4,000
Jordan                                               2,000
Palmer                                               1,000
Oeschle                                              1,000
Risoti                                               1,000
Blanchard                                            1,000
Farmer                                               1,000
Astheimer                                            4,000
Keith                                                4,000
Koshork                                              4,000
Wiegel                                               4,000
Veltri                                               4,000
Vaughan                                              4,000
Rapp                                                 1,000
Selby                                                1,000